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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


                       Date of Report: September 24, 2002
                        (Date of earliest event reported)



                  ABN AMRO Mortgage Corporation, Series 2002-8
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                                333-73036                36-3886007
-------------------------------        -----------           -------------------
(State or Other Jurisdiction of        (Commission            (I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

135 South LaSalle Street                                              60603
------------------------                                              -----
Chicago, Illinois                                                  (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (312) 904-2000

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Item 2.           Acquisition or Disposition of Assets.

                  Description of the Certificates and the Mortgage Pool.

                 On September 24, 2002, a single series of certificates,

entitled ABN AMRO Mortgage Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 2002-8 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of September 1, 2002, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee. The Certificates consist of sixty classes identified as the "Class IA-1 Certificates", the "Class IA-2 Certificates", the "Class IA-3 Certificates", the "Class IA-4 Certificates", the "Class IA-5 Certificates", the "Class IA-6 Certificates", the "Class IA-7 Certificates", the "Class IA-8 Certificates", the "Class IA-9 Certificates", the "Class IA-10 Certificates", "Class IA-11 Certificates", the "Class IA-12 Certificates", the "Class IA-13 Certificates", the "Class IA-14 Certificates", the "Class IA-15 Certificates", the "Class IA-16 Certificates", the "Class IA-17 Certificates", the "Class IA-18 Certificates", the "Class IA-19 Certificates", the "Class IA-20 Certificates", "Class IA-21 Certificates", the "Class IA-22 Certificates", the "Class IA-23 Certificates", the "Class IA-24 Certificates", the "Class IA-25 Certificates", the "Class IA-26 Certificates", the "Class IA-27 Certificates", the "Class IA-28 Certificates", the "Class IA-29 Certificates", the "Class IA-30 Certificates", "Class IA-31 Certificates", the "Class IA-32 Certificates", the "Class IA-33 Certificates", the "Class IA-34 Certificates", the "Class IA-35 Certificates", the "Class IA-36 Certificates", the "Class IA-37 Certificates", the "Class IA-38 Certificates", the "Class IA-39 Certificates", the "Class IA-40 Certificates", the "Class IA-41 Certificates", the "Class IA-42 Certificates", the "Class IA-43 Certificates", the "Class IA-44 Certificates", the "Class IA-45 Certificates", the "Class IA-46 Certificates", the "Class IA-47 Certificates", the "Class IA-48 Certificates", the "Class IA-P Certificates", the "Class IA-X Certificates", "Class IIA-1 Certificates", the "Class IIA-P Certificates", the "Class IIA-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, fixed-rate first lien residential mortgage loans (the "Mortgage Loans"), having as of the close of business on September l, 2002 (the "Cut-off Date"), an aggregate principal balance of approximately $818,648,812 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated September 24, 2002, attached hereto as
Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class IA-l, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class IA-7, Class IA-8, Class IA-9, Class IA-10, Class IA-1l, Class IA-12, Class IA-13, Class IA-14, Class IA-15, Class IA-16, Class IA-17, Class IA-18, Class IA-19, Class IA-20, Class IA-21, Class IA-22, Class IA-23, Class IA-24, Class


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IA-25, Class IA-26, Class IA-27, Class IA-28, Class IA-29, Class IA-30, Class
IA-31, Class IA-32, Class IA-33, Class IA-34, Class IA-35, Class IA-36, Class IA-37, Class IA-38, Class IA-39, Class IA-40, Class IA-41, Class IA-42, Class IA-43, Class IA-44, Class IA-45, Class IA-P, Class IA-X, Class IIA-1, Class IIA-P, Class IIA-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated August 22, 2002, and a Prospectus Supplement, dated September 23, 2002, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated September 23, 2002, attached hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Credit Suisse First Boston Corporation ("CSFB") and ABN AMRO Financial Services, Inc. ("AAFS") (CSFB and AAFS being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated September 23, 2002, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to CSFB as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated September 24, 2002, among the Depositor, AANA and the Initial Purchaser.

                  Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class IA-1 Certificates have an approximate initial aggregate Certificate Balance of $81,562,500. The Class IA-2 Certificates have an approximate initial aggregate Notional Amount of $18,419,640. The Class IA-3 Certificates have an approximate initial aggregate Certificate Balance of $39,611,500. The Class IA-4 Certificates have an approximate initial aggregate Certificate Balance of $25,000,000. The Class IA-5 Certificates have an approximate initial aggregate Certificate Balance of $66,890,000. The Class IA-6 Certificates have an approximate initial aggregate Certificate Balance of $11,808,000. The Class IA-7 Certificates have an approximate initial aggregate Certificate Balance of $14,845,000. The Class IA-8 Certificates have an approximate initial aggregate Certificate Balance of $15,866,000. The Class IA-9 Certificates have an approximate initial aggregate Certificate Balance of $6,000,000. The Class IA-10 Certificates have an approximate initial aggregate Certificate Balance of $2,000,000. Class IA-11 Certificates have an approximate initial aggregate Certificate Balance of $3,500,000. The Class IA-12 Certificates have an approximate initial aggregate Certificate Balance of $2,000,000. The Class IA-13 Certificates have an approximate initial aggregate Certificate Balance of $146,736,000. The Class IA-14 Certificates have an approximate initial aggregate Certificate Balance of $11,650,000. The Class IA-15 Certificates have an approximate initial aggregate Notional Amount of $2,162,432. The Class IA-16 Certificates have an approximate initial aggregate Certificate Balance of $950,000. The Class IA-17 Certificates have an approximate initial aggregate Certificate Balance of $2,850,000. The Class IA-18 Certificates have an approximate initial aggregate Certificate Balance of $1,700,000. The Class IA-19 Certificates have an approximate initial aggregate Certificate Balance of $2,400,000. The Class IA-20 Certificates have an approximate initial aggregate Certificate Balance of $2,300,000. Class IA-21 Certificates have an approximate initial aggregate Certificate Balance of $1,500,000. The Class IA-22 Certificates have an approximate initial aggregate Certificate Balance of $1,500,000. The Class IA-23 Certificates have an approximate initial aggregate Certificate


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Balance of $1,850,000. The Class IA-24 Certificates have an approximate initial aggregate Certificate Balance of $3,250,000. The Class IA-25 Certificates have an approximate initial aggregate Certificate Balance of $450,000. The Class IA-26 Certificates have an approximate initial aggregate Certificate Balance of $450,000. The Class IA-27 Certificates have an approximate initial aggregate Certificate Balance of $450,000. The Class IA-28 Certificates have an approximate initial aggregate Certificate Balance of $450,000. The Class IA-29 Certificates have an approximate initial aggregate Certificate Balance of $1,700,000. The Class IA-30 Certificates have an approximate initial aggregate Certificate Balance of $250,000. Class IA-31 Certificates have an approximate initial aggregate Certificate Balance of $17,000,000. The Class IA-32 Certificates have an approximate initial aggregate Certificate Balance of $1,363,000. The Class IA-33 Certificates have an approximate initial aggregate Certificate Balance of $4,466,000. The Class IA-34 Certificates have an approximate initial aggregate Certificate Balance of $2,659,000. The Class IA-35 Certificates have an approximate initial aggregate Certificate Balance of $3,245,000. The Class IA-36 Certificates have an approximate initial aggregate Certificate Balance of $1,826,000. The Class IA-37 Certificates have an approximate initial aggregate Certificate Balance of $521,000. The Class IA-38 Certificates have an approximate initial aggregate Certificate Balance of $24,050,000. The Class IA-39 Certificates have an approximate initial aggregate Notional Amount of $24,050,000. The Class IA-40 Certificates have an approximate initial aggregate Certificate Balance of $48,100,000. The Class IA-41 Certificates have an approximate initial aggregate Certificate Balance of $900,000. The Class IA-42 Certificates have an approximate initial aggregate Certificate Balance of $5,033,500. The Class IA-43 Certificates have an approximate initial aggregate Certificate Balance of $5,033,500. The Class IA-44 Certificates have an approximate initial aggregate Certificate Balance of $44,888,779. The Class IA-45 Certificates have an approximate initial aggregate Notional Amount of $1,795,551. The Class IA-46 Certificates have an approximate initial aggregate Certificate Balance of $20,283,000. The Class IA-47 Certificates have an approximate initial aggregate Certificate Balance of $72,500,000. The Class IA-48 Certificates have an approximate initial aggregate Notional Amount of $72,500,000. The Class IA-P Certificates have an approximate initial aggregate Certificate Balance of $2,529,333. The Class IA-X Certificates have an approximate initial aggregate Notional Amount of $26,333,675. The Class IIA-1 Certificates have an approximate initial aggregate Certificate Balance of $92,718,655. The Class IIA-P Certificates have an approximate initial aggregate Certificate Balance of $318,650. The Class IIA-X Certificates have an approximate initial aggregate Notional Amount of $4,490,801. The Class M Certificates have an approximate initial aggregate Certificate Balance of $10,233,110. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $5,321,217. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $2,046,622. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $1,637,298. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $818,649. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $1,637,399. The Class R Certificate has an initial Certificate Principal Balance of $100. Capitalized terms used herein and not otherwise defined shall have the meanings assigned


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to them in the Pooling and Servicing Agreement.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable
                  (b)      Not applicable
                  (c)      Exhibits:

Exhibit No.      Document Description
-----------      --------------------

1.1 Underwriting Agreement, dated as of September 23, 2002, among ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc., Credit Suisse First Boston Corporation and ABN AMRO Financial Services, Inc.

1.2              Terms Agreement dated September 23, 2002, among ABN
                 AMRO Mortgage Corporation, ABN AMRO North America,
                 Inc., Credit Suisse First Boston Corporation and ABN AMRO Financial Services, Inc.

4.1 Pooling and Servicing Agreement dated as of September 1, 2002, among ABN AMRO Mortgage Corporation, as depositor,
                 JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage
                 Group, Inc., as servicer.

4.2 Mortgage Loan Purchase Agreement dated September 24, 2002, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage Corporation.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                ABN AMRO MORTGAGE
                                                CORPORATION

                                                By: /s/ Maria Fregosi
                                                    -------------------------
                                                Name:   Maria Fregosi
                                                Title:  Vice President

Dated: October 8, 2002